UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2021 (November 1, 2021)

MOTOS AMERICA INC

(Exact name of small business issuer as specified in its charter)

Nevada	000-52879	39-2060052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

510 South 200 West, Suite 110

Salt Lake City, Utah 84101

(Address of principal executive offices)

801 386 6700

(Issuer’s Telephone Number)

WECONNECT TECH INTERNATIONAL INC

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value US$0.001	WECT	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2021, WeConnect Tech International, Inc. (the “Company”) filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Nevada, changing the name of the Company to MOTOS AMERICA INC.

The Amended articles further memorialized a one share for 300 reverse share split of the common and preferred shares outstanding to be effective on December 1, 2021.

Exhibit No.

3.1*

Amended and Restated Articles of Incorporation of Weconnect Tech International Inc.

* Filed herewith.

____________________________________________________________________________________

Section 8

Item 8.1 Other Events

On November 21, 2021, the Company began the process of qualifying with BMW Motorrad North America, Triumph Motorcycles North America, and Ducati North America (“Brands” or “Brand Owners”) for the acquisition of three motorsports dealerships in Oregon, USA, and one motorsport dealership in Tennessee, USA. Each of these motorsports dealerships sells and service these three motorcycle Brands.  The Company must be qualified as a buyer before entering into binding contracts to acquire any of these dealerships. The Company has received indications of interest from the ownership of these four dealerships that lead the Company to believe that they might be able to reach terms acceptable to both parties whereby the Company may become the owner of such dealerships, provided that the Company is qualified by the Brand Owners, and provided that the Company has sufficient funding to accomplish these acquisitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOS AMERICA INC.
(Registrant)

Dated: November 21, 2021	By:	/s/ Vance Harrison
Vance Harrison Chief Executive Officer, President and Director

Exhibit 3.1

EXECUTION COPY

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

MOTOS AMERICA, INC.

Motos America Inc. (the “Corporation”), formerly known as WECONNECT TECH INTERNATIONAL INC., a corporation incorporated under the laws of the state of Nevada hereby amends and restates its Articles of Incorporation, to embody in one document its original articles and the subsequent amendments thereto, pursuant to Sections 78.390 and 78.403 of the Nevada Revised Statutes.

Amended and Restated Articles of Incorporation were approved and adopted by the Board of Joint Meeting of a majority of the shareholder, and the directors of the Corporation at a meeting held on November 1, 2021. Upon the recommendation of the Board of directors, and the approval of the stockholders of the Corporation holding a majority of the voting power these Amended and Restated Articles of Incorporation at the Corporation’s were approved. At that meeting, holding 436,482,690 Shares of common stock of the Company and 10,000,000 shares of Series A Preferred Convertible Stock equaling approximately 73.97% were voted for adoption of these Amended and Restated Articles of Incorporation. As a result, these Amended and Restated Articles of Incorporation were authorized and adopted in accordance with the Nevada Revised Statutes. The Board of directors and shareholders also approved a one-for-three hundred (300:1) reverse stock split of the Corporation’s common stock to be effective with the filing of these Amended and Restated Articles of Incorporation.

These Amended and Restated Articles of Incorporation correctly set forth the text of the Corporation’s Articles of Incorporation as amended up to and by these Amended and Restated Articles of Incorporation.

ARTICLE I. NAME OF CORPORATION

   The name of the Corporation is Motos America Inc.

ARTICLE II. REGISTERED AGENT

The name and address of the registered agent of the Corporation in the State of Nevada is:

Empire Stock Transfer Inc

1859 Whitney Mesa Drive

Henderson, NV 89014

Clark County

ARTICLE III. DURATION

The Corporation shall have perpetual existence.

ARTICLE IV. PURPOSE

The purpose of the Corporation is to engage in the ownership and operation of motorsports dealerships, and any activity within the purposes for which corporations may be incorporated and organized under Chapter 78 of the Nevada Revised Statutes, and to do all other things incidental thereto which are not forbidden by law or by these Amended and Restated Articles of Incorporation.

ARTICLE V. POWERS

The Corporation has been formed pursuant to Chapter 78 of the Nevada Revised Statutes. The powers of the Corporation shall be those powers granted under the Nevada Revised Statutes, including Sections 78.060 and 78.070 thereof. In addition, the Corporation shall have the following specific powers:

(a) to elect or appoint officers and agents of the Corporation and to fix their compensation; (b) to act as an agent for any individual, association, partnership, corporation, or other legal entity;(c) to receive, acquire, hold, exercise rights arising out of the ownership or possession of, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, associations, partnerships, corporations, governments or other legal entities; (d) to receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the Corporation in accordance with Chapter 78 of the Nevada Revised Statutes; and (e) to make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

ARTICLE VI. CAPITAL STOCK

Section 1. Authorized Shares.  1,030,000,000 shares of capital stock, consisting of 1,000,000,000 shares of common stock with full voting rights and with a par value of $0.001 per share, and 30,000,000 shares of preferred stock, with a par value of $0.001 per share (the “Preferred Stock”).

The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Corporation’s Board providing for the issuance of such Preferred Stock or series thereof and the Board is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into common stock of the Corporation and fix the voting power, if any, of shares of Preferred Stock or any series thereof.

Pursuant to NRS 78.385 and NRS 78.390, and any successor statutory provisions, the Board is authorized to adopt a resolution to increase, decrease, add, remove or otherwise alter any current or additional classes or series of this Corporation’s capital stock by a board resolution amending these Articles, in the Board’s sole discretion for increases or decreases of any class or series of authorized stock where applicable pursuant to NRS 78.207 and any successor statutory provision.  Pursuant to NRS 78.2055 and any successor statutory provisions, the Board is authorized to adopt a resolution to decrease the number of issued and outstanding shares of a class or series without correspondingly decreasing the number of authorized shares of the same class or series and without the approval of the stockholders. Notwithstanding the foregoing, where any shares of any class or series would be materially and adversely affected by a change as described in either of the two preceding sentences, shareholder approval by the holders of at least a majority of such adversely affected shares must also be obtained before filing an amendment with the Office of the Secretary of State of Nevada. The capital stock of this Corporation shall be non-assessable and shall not be subject to assessment to pay the debts of the Corporation.

Section 2. Voting Rights of Stockholders.  Each holder of the common stock shall be entitled to one vote for each share of common stock standing in his, her or its name on the books of the Corporation. The common stock shall not be entitled to cumulative voting rights.

Section 3. Consideration for Shares. Shares of common stock shall be issued for such consideration as shall be fixed from time to time by the Board of directors of the Corporation. In the absence of fraud, the judgment of the Board of directors as to the value of any property or services received in full or partial payment for shares of common stock shall be conclusive. When shares of common stock are issued upon payment of the consideration fixed by the Board of directors, such shares shall be taken to be fully paid and non-assessable stock.

Section 4. Stock Rights and Options. The Corporation shall have the power to create and issue rights, warrants or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such time and prices as the Board of directors or a committee thereof may approve, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights, warrants or options. In the absence of fraud, the judgment of the Board of directors or a committee thereof as to the adequacy of consideration for the issuance of such rights, warrants or options and the sufficiency thereof shall be conclusive.

Section 5. No Additional Rights.  No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

ARTICLE VII. BOARD OF DIRECTORS

The number of directors of the Corporation shall be as determined from time to time pursuant to the provisions of the Corporation’s Bylaws, except that at no time shall there be less than one director.

ARTICLE VIII. PLACE OF MEETINGS; CORPORATE BOOKS

Subject to the laws of the state of Nevada, the stockholders and the directors shall have power to hold their meetings and to maintain the books of the Corporation outside the state of Nevada, at such place or places as may from time to time be designated in the Corporation’s Bylaws or by appropriate resolution.

ARTICLE IX. AMENDMENT OF ARTICLES

The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the state of Nevada, and additional provisions authorized by such laws as are then in force may be added. All rights herein conferred on the directors, officers and stockholders are granted subject to this reservation.

ARTICLE X.  LIMITED LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS

Except as otherwise provided by law, a director or officer is not individually liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that, (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The Corporation shall provide indemnification to its directors and officers to the maximum extent permitted by law.  The Corporation shall pay advancements of expenses in advance of the final disposition of the action, suit, or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount even if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

ARTICLE XI.  TRANSACTIONS WITH STOCKHOLDERS, DIRECTORS AND OFFICERS

Section 1. Control Share Acquisition Exemption. The Corporation elects to be governed by the control share acquisition provisions of Nevada law, namely Sections 78.378 through 78.3793 of the Nevada Revised Statutes.

Section 2. Combinations With Interested Stockholders. The Corporation elects not to be governed by the provisions of Section 78.411 through Section 78.444 of the Nevada Revised Statutes.

Section 3. Transactions with Interested Directors or Officers.  Except as forbidden by law or by these Amended and Restated Articles of Incorporation, no transaction of the Corporation with any other person, firm or corporation, or in which the Corporation is interested, will be affected or invalidated by the fact that the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the Board of directors of the Corporation for action, so long as the transaction is duly approved.

ARTICLE XII.  EFFECTIVE DATE

The effective date and time of filing is December 1, 2021 at 9:00 am EST.

The undersigned authorized officer of the Corporation has executed these Amended and Restated Articles of Incorporation, certifying that the facts herein stated are true, this 1st day of November, 2021.

/s/ Vance Harrison

_________________________________________________

Vance Harrison, President and Chief Executive Officer